SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) December 16, 1996.



                               KOGER EQUITY, INC.
             (Exact name of registrant as specified in its charter)



      Florida                           1-9997                   59-2898045
(State of incorporation              (Commission                (IRS Employer
   or organization)                  File Number)            Identification No.)



     3986 Boulevard Center Drive
        Jacksonville, Florida                                     32207
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number:        (904) 398-3403



                                       N/A
         (Former name or former address, if changed since last report)


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Item 5.  Other Events.

         Reference is made to copies of loan documents evidencing the refinancing of $190 million of debt of Koger Equity, Inc. by The Northwestern Mutual Life Insurance Company, $175.9 million of which was funded on December 16, 1996. These documents are filed as Exhibits 10(j)(1) through 10(j)(5) to this report, which exhibits are incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits

             Exhibit Number          Description of Exhibit

                  10(j)(1)          Loan  Application,  dated July 29, 1996,  by
                                    Koger  Equity,   Inc.  to  The  Northwestern
                                    Mutual Life Insurance Company.

                  10(j)(2)(A)       Koger  Equity,  Inc.  Tranche  A  Promissory
                                    Note,   dated  December  16,  1996,  in  the
                                    principal amount of $100,500,000  payable to
                                    The   Northwestern   Mutual  Life  Insurance
                                    Company.

                  10(j)(2)(B)       Koger  Equity,  Inc.  Tranche  B  Promissory
                                    Note,   dated  December  16,  1996,  in  the
                                    principal  amount of $89,500,000  payable to
                                    The   Northwestern   Mutual  Life  Insurance
                                    Company.

                  10(j)(3)(A)       Master Lien  Instrument  from Koger  Equity,
                                    Inc.   to  The   Northwestern   Mutual  Life
                                    Insurance Company,  dated December 16, 1996,
                                    (1) with Mortgages and Security Agreements for Duval, Leon,

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                                    Orange and  Pinellas  Counties,  Florida and
                                    (2)  with   Deeds  of  Trust  and   Security
                                    Agreements  for  Greenville  County,   South
                                    Carolina,   Shelby  County,   Tennessee  and
                                    Bexar, El Paso and Travis Counties, Texas.

                  10(j)(3)(B)       Absolute  Assignments  of  Leases  and Rents
                                    from Koger Equity,  Inc. to The Northwestern
                                    Mutual   Life   Insurance   Company,   dated
                                    December 16, 1996, for Duval,  Leon, Orange,
                                    and Pinellas,  Counties, Florida, Greenville
                                    County,   South  Carolina,   Shelby  County,
                                    Tennessee  and  Bexar,  El Paso  and  Travis
                                    Counties, Texas.

                  10(j)(4) Environmental Indemnity Agreement, dated December 16, 1996, between Koger Equity, Inc. and The Northwestern Mutual Life Insurance Company and others.

                  10(j)(5) Certificate of Borrower contained in letter, dated December 16, 1996, from Koger Equity, Inc. to The Northwestern Mutual Life Insurance Company.



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                                    SIGNATURE

         Pursuant to the Requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                     KOGER EQUITY, INC.



Date:March 10, 1997              By: /s/W.LAWRENCE JENKINS
                                     -------------------------
                                        W. Lawrence Jenkins
                                        Title:  Vice President and
                                        Corporate Secretary


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                                  EXHIBIT INDEX

              The following designated exhibits are filed herewith:

Exhibit

10(j)(1) Loan Application, dated July 29, 1996, by Koger Equity, Inc. to The Northwestern Mutual Life Insurance Company.

10(j)(2)(A)           Koger  Equity,  Inc.  Tranche  A  Promissory  Note,  dated
                      December 16, 1996, in the principal amount of $100,500,000 payable to The Northwestern Mutual Life Insurance Company.

10(j)(2)(B)           Koger  Equity,  Inc.  Tranche  B  Promissory  Note,  dated
                      December 16, 1996, in the principal amount of $89,500,000 payable to The Northwestern Mutual Life Insurance Company.

10(j)(3)(A)           Master  Lien  Instrument  from Koger  Equity,  Inc. to The
                      Northwestern Mutual Life Insurance Company, dated December
                      16, 1996, (1) with  Mortgages and Security  Agreements for
                      Duval, Leon, Orange and Pinellas Counties, Florida and (2) with Deeds of Trust and Security Agreements for Greenville
                      County,  South  Carolina,  Shelby  County,  Tennessee  and
                      Bexar, El Paso and Travis Counties, Texas.

10(j)(3)(B)           Absolute  Assignments  of  Leases  and  Rents  from  Koger
                      Equity,  Inc. to The  Northwestern  Mutual Life  Insurance
                      Company, dated December 16, 1996, for Duval, Leon, Orange, and Pinellas, Counties, Florida, Greenville County, South
                      Carolina,  Shelby County, Tennessee and Bexar, El Paso and
                      Travis Counties, Texas.

10(j)(4) Environmental Indemnity Agreement, dated December 16, 1996, between Koger Equity, Inc. and The Northwestern Mutual Life Insurance Company and others.

10(j)(5)              Certificate of Borrower contained in letter, dated

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                      December  16,  1996,  from  Koger  Equity,   Inc.  to  The
                      Northwestern Mutual Life Insurance Company.







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